[GRAPHIC OMITTED]


FOR IMMEDIATE RELEASE                                CONTACT: Timothy W. Henry
                                                     Telephone: (704) 344.8150
                                                     Email: Thenry@fairpoint.com



                FAIRPOINT REPORTS SOLID OPERATING RESULTS FOR THE
                       THREE-MONTHS ENDED MARCH 31, 2004


CHARLOTTE, N.C. (May 5, 2004) - FairPoint Communications, Inc. ("FairPoint") today announced its financial results for the three-months ended March 31, 2004.

Highlights of FairPoint's three-months financial results were:

     o Consolidated revenues increased 9.3 percent to $61.0 million as compared with the same period last year.

     o Adjusted consolidated 2004 earnings from continuing operations before interest, taxes, depreciation and amortization increased 7.4 percent to $35.5 million.

     o Access line equivalents (voice access lines plus DSL served over those access lines) increased 1.3 percent to 267,790 compared to Dec. 31, 2003.

     o DSL customers grew sequentially from Dec. 31, 2003 to 23,308, an increase of 29.9%.


Results for the three-month period ended March 31, 2004

FairPoint reported three-months consolidated revenues from continuing operations of $61.0 million, a 9.3 percent or $5.2 million increase, compared to $55.8 million for the three-months ended March 31, 2003. Revenues of our existing operations increased $3.0 million from the same period in 2003 and $2.2 million is attributable to the Maine acquisition completed in December 2003.

Adjusted Consolidated EBITDA (excluding non-cash items and including cash distributions from investments) was $35.5 million in the three-month period ended March 31, 2004, a 7.4 percent increase from $33.1 million for the same period in 2003. Cash operating expenses increased by $4.5 million to $30.1 million for the period ended March 31, 2004. Cash operating expenses from our existing operations (excluding the Maine acquisition) increased $3.5 million, a 13.7% increase compared to the same period last year. This increase was primarily attributable to increases in compensation, training and network related expenses. Also in this period, one of our subsidiary companies, Chouteau Telephone Company, received a non-recurring $2.5 million

FairPoint Communications, Inc.
May 5, 2004


distribution indirectly from Independent Cellular Telephone L.L.C. resulting from the sale of its membership interest in an operating cellular limited liability company.

FairPoint reported a consolidated net loss of $4.6 million for the three-month period compared to net income of $1.3 million for the same period in 2003. 2003 consolidated net income included income from discontinued operations of the South Dakota properties of $0.6 million. Also, effective July 1, 2003, FairPoint adopted SFAS 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" which requires that FairPoint report the dividends and accretion associated with its series a preferred stock subject to mandatory redemption as interest expense. In the first quarter ended March 31, 2004, this non-cash interest expense was $4.7 million while in 2003 these dividends and accretion were recorded as a reduction in stockholders' equity and net income attributed to common shareholders.

Total access line equivalents (voice access lines plus digital subscriber lines ("DSL") served over those access lines) were 267,790 on March 31, 2004, an increase of 1.3 percent from 264,308 on Dec. 31, 2003. Voice access lines were 244,482 and DSL totaled 23,308. Sequential quarter over quarter DSL net line adds was 5,371 while voice access lines decreased by 1,889.

See the attached "EBITDA Reconciliation" table for an explanation of our calculation of EBITDA, Adjusted Consolidated EBITDA and a reconciliation of such items to net income (loss).


Recent Developments

On March 25, 2004, FairPoint filed a registration statement with the Securities and Exchange Commission ("SEC") for a $750 million initial public offering of Income Deposit Securities ("IDSs"), representing shares of FairPoint's Class A Common Stock and senior subordinated notes. The registration statement also relates to an offering of a separate issue of senior subordinated notes having the same terms as the senior subordinated notes represented by the IDSs. In connection with this offering, FairPoint expects to (i) repay all outstanding loans under its existing credit facility and (ii) offer to repurchase all of its outstanding senior notes and senior subordinated notes through tender offers and consent solicitations with respect to such notes.

A registration statement relating to the IDSs and separate senior subordinated notes has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

FairPoint Communications, Inc.
May 5, 2004




About FairPoint

FairPoint Communications, Inc. is one of the leading providers of telecommunications services to rural communities across the country. Incorporated in 1991, FairPoint's mission is to acquire and operate telecommunications companies that set the standard of excellence for the delivery of service to rural communities. Today, FairPoint owns and operates 26 rural local exchange companies located in 17 states. FairPoint serves customers who represent 267,790 access line equivalents (voice access lines plus DSL served over those access lines) and offers an array of services including local voice, long distance, DSL, data and Internet.


Forward Looking Statement

The statements in this news release that are not historical facts are forward-looking statements that are subject to material risks and uncertainties. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results or developments may differ materially from those in the forward-looking statements as a result of various factors which are discussed in previous FairPoint Communications, Inc. filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, uncertainties relating to economic conditions, acquisitions and divestitures, growth and expansion risks, the availability of equipment, materials, inventories and programming, product acceptance, and the ability to construct, expand and upgrade its services and facilities. FairPoint does not undertake to update any forward-looking statements in this news release or with respect to matters described herein.

                                      # # #

Attachments

                         FairPoint Communications, Inc.

                 Consolidated Comparative Financial Information

               For the Three Months Ended March 31, 2004 and 2003


($ million)  (Unaudited)                                                Three-Months Ended           Three-Months Ended
                                                                             03/31/04                     03/31/03
                                                                       --------------------          -------------------

Consolidated Results from Continuing Operations:
     Revenues                                                        $              60,985         $             55,812
     Operating expenses                                                             42,524                       37,684
                                                                       --------------------          -------------------
     Income from operations                                                         18,461                       18,128
     Other expense                                                                 (22,845)(1)(2)               (17,322)(3)(4)(5)
                                                                       --------------------          -------------------
     Income (loss) from continuing operations before income taxes                   (4,384)                         806
     Income taxes                                                                     (223)                        (137)
     Minority Interest in income of subsidiaries                                        (1)                          (1)
     Income from discontinued operations                                                 -                          626
                                                                       --------------------          -------------------
     Net income (loss)                                               $              (4,608)        $              1,294
                                                                       ====================          ===================

     Adjusted Consolidated EBITDA                                    $              35,487         $             33,055
     Free Cash Flow                                                                 (2,671)                       8,763

     Other information:
     -----------------
     Gross property, plant and equipment                             $             680,859         $            635,915
     Capital expenditures                                                            6,957                        3,441
     Interest expense (adjusted for amortization and swap interest)                 20,454                       19,789
     Access line equivalents                                                       267,790                      247,961
         Residential access lines                                                  194,385                      191,626
         Business access lines                                                      50,097                       47,892
         DSL lines                                                                  23,308                        8,443

Footnotes:

(1) Includes realized and unrealized losses on interest rate swaps of $0.1 million for the three months ended March 31, 2004.
(2) Includes $4.7 million dividends and accretion on preferred shares subject to mandatory redemption for the three months ended March 31, 2004.
(3) Includes realized and unrealized losses on interest rate swaps of $0.6 million for the three months ended March 31, 2003.
(4) Includes $3.5 million gain on extinguishment of debt for the three months ended March 31, 2003.
(5) Includes $5.0 million write off of loan origination costs for the three months ended March 31, 2003.

                         FairPoint Communications, Inc.

    Sequential Financial Information for the Quarters ending March 31, 2004,
             December 31, September 30, June 30 and March 31, 2003




($ million) (Unaudited)                   Three-Months       Three-Months      Three-Months     Three-Months       Three-Months
                                              Ended             Ended             Ended            Ended              Ended
                                             3/31/04           12/31/03          9/30/03          6/30/03            3/31/03
                                        -----------------  ----------------  ----------------  ----------------  ----------------

Consolidated Results:
    Revenues:
      Local calling services           $          15,581  $         14,343  $         14,311  $         14,007  $         13,416
      USF - high cost loop support                 5,452             4,642             4,394             4,866             5,001
      Interstate access revenue                   16,907            17,527            17,194            16,364            15,479
      Intrastate access revenue                   10,711            11,344            10,959            10,857            10,808
      Long distance services                       4,044             3,767             4,052             3,853             3,769
      Data and internet services                   4,027             3,847             3,344             3,205             3,036
      Other services                               4,263             4,299             4,312             4,133             4,303
                                        -----------------  ----------------  ----------------  ----------------  ----------------
    Total revenues                                60,985            59,769            58,566            57,285            55,812
    Operating expenses                            42,524            41,487            40,738            39,383            37,684
                                        -----------------  ----------------  ----------------  ----------------  ----------------
    Income from operations                        18,461            18,282            17,828            17,902            18,128
    Other income (expense)                       (22,845)          (22,364)          (22,055)          (18,883)          (17,322)
                                        -----------------  ----------------  ----------------  ----------------  ----------------
    Earnings (loss) from continuing
      operations before income taxes              (4,384)           (4,082)           (4,227)             (981)              806
    Income taxes                                    (223)              486                18              (131)             (137)
    Minority interest in income of
      subsidiaries                                    (1)               (1)                -                 -                (1)
    Income from discontinued
      operations                                       -                 -               695               608               626
    Gain on disposal of assets of
      discontinued operations                          -               195             7,797                 -                 -
                                        -----------------  ----------------  ----------------  ----------------  ----------------
    Net income (loss)                  $          (4,608) $         (3,402) $          4,283  $           (504) $          1,294
                                        =================  ================  ================  ================  ================


Free Cash Flow:
Adjusted Consolidated EBITDA           $          35,487  $         32,796  $         32,709  $         34,014  $         33,055
Less:
    Scheduled principal payments                  10,524             1,017             1,045             1,231               925
    Interest expense (adjusted for
      amortization and swap
      interest)                                   20,454            21,053            22,031            22,264            19,789
    Capital expenditures                           6,957            13,982             9,261             6,911             3,441
    Income taxes                                     223              (486)              (18)              131               137
                                        -----------------  ----------------  ----------------  ----------------  ----------------
Consolidated Free Cash Flow            $          (2,671) $         (2,770) $            390  $          3,477  $          8,763
                                        =================  ================  ================  ================  ================


    Other information:
    -----------------
    Gross property, plant and
      equipment                        $         680,859  $        674,554  $        636,844  $        630,671  $        635,915
    Capital expenditures                           6,957            13,982             9,261             6,911             3,441
    Interest expense (adjusted for
      amortization and swap
      interest)                                   20,454            21,053            22,031            22,264            19,789
    Access line equivalents                      267,790           264,308           248,589           251,597           249,717
      Residential access lines                   194,385           196,145           187,523           191,089           191,626
      Business access lines                       50,097            50,226            48,795            50,312            49,648
      DSL lines                                   23,308            17,937            12,271            10,196             8,443


                         FairPoint Communications, Inc.

                                     EBITDA
                                 RECONCILIATION

               For the Three Months Ended March 31, 2004 and 2003


                                                                               Three-Months Ended             Three-Months Ended
($ million) (Unaudited)                                                             03/31/04                       03/31/03
                                                                            -------------------------      -------------------------
Net income (loss)                                                         $                   (4,608)    $                    1,294
(Income) loss from discontinued operations                                                         -                           (626)
                                                                            -------------------------      -------------------------
Loss from continuing operations                                                               (4,608)                           668
Adjustments:
     Interest expense                                                                         25,662                         17,965
     Provision for income tax expense (benefit)                                                  223                            137
     Depreciation and amortization                                                            12,401                         12,087
                                                                            -------------------------      -------------------------
EBITDA                                                                                        33,678                         30,857
     Net gain (loss) on sale of investments and other assets                                    (184)                            (5)
     Equity in net earnings of investees                                                      (2,415)                        (2,328)
     Distributions from investments                                                            4,241                          2,436
     Realized and unrealized (gains) losses on interest rate swaps                                86                            646
     Loss on early retirement of debt                                                              -                          1,502
     Stock based compensation                                                                     44                              -
     Non-cash dividend income                                                                     37                            (53)
                                                                            -------------------------      -------------------------
Adjusted Consolidated EBITDA                                              $                   35,487     $                   33,055
                                                                            =========================      =========================


"EBITDA" means net income (loss) before income (loss) from discontinued operations, interest expense, income taxes, and depreciation and amortization. "Adjusted Consolidated EBITDA" is EBITDA as adjusted for the items noted in the above reconciliation. We believe EBITDA and Adjusted Consolidated EBITDA are useful to investors because they are commonly used in the communications industry to analyze companies on the basis of operating performance and leverage. We believe EBITDA and Adjusted Consolidated EBITDA allow for a standardized comparison between companies in the communications industry, while minimizing the differences from depreciation policies, financial leverage and tax strategies. EBITDA and Adjusted Consolidated EBITDA are also used in covenants in credit facilities and high yield debt indentures to measure a borrower's ability to incur debt and for other purposes, and may be the preferred measure for these purposes. Covenants in our credit facility and in the indentures governing our senior subordinated notes and senior notes that limit our ability to incur debt are based on EBITDA and Adjusted Consolidated EBITDA. In addition, Adjusted Consolidated EBITDA is one of the primary measures our management uses for its planning and budgeting processes and to monitor and evaluate financial and operating results. While providing useful information, EBITDA and Adjusted Consolidated EBITDA should not be considered in isolation or as a substitute for consolidated statement of operations and cash flows data prepared in accordance with generally accepted accounting principles.

                 FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES
                      Condensed Consolidated Balance Sheets

                                                                         March 31,              December 31,
                                                                            2004                    2003
                                                                   -----------------------   --------------------
                                                                        (unaudited)
                                                                              (Dollars in thousands)
                            Assets
Current assets:
    Cash                                                           $                5,588                  5,603
    Accounts receivable, net                                                       27,294                 28,845
    Other                                                                           8,467                  7,545
    Assets of discontinued operations                                                 105                    105
                                                                   -----------------------   --------------------
Total current assets                                                               41,454                 42,098
                                                                   -----------------------   --------------------
Property, plant, and equipment, net                                               261,258                266,706
                                                                   -----------------------   --------------------
Other assets:
    Investments                                                                    39,977                 41,792
    Goodwill, net of accumulated amortization                                     468,808                468,845
    Deferred charges and other assets                                              22,724                 23,627
                                                                   -----------------------   --------------------
Total other assets                                                                531,509                534,264
                                                                   -----------------------   --------------------
Total assets                                                       $              834,221                843,068
                                                                   =======================   ====================

              Liabilities and Stockholders' Deficit
Current liabilities:
    Accounts payable                                               $               12,089                 14,671
    Current portion of long-term debt and other
      long-term liabilities                                                        22,103                 22,127
    Demand notes payable                                                              397                    407
    Accrued interest payable                                                       20,133                 16,739
    Other accrued liabilities                                                      15,577                 15,154
    Liabilities of discontinued operations                                          4,174                  4,461
                                                                   -----------------------   --------------------
Total current liabilities                                                          74,473                 73,559
                                                                   -----------------------   --------------------
Long-term liabilities:
    Long-term debt, net of current portion                                        795,343                803,578
    Preferred shares subject to mandatory redemption                              101,438                 96,699
    Liabilities of discontinued operations                                          2,442                  2,571
    Deferred credits and other long-term liabilities                               12,398                 12,463
                                                                   -----------------------   --------------------
Total long-term liabilities                                                       911,621                915,311
                                                                   -----------------------   --------------------
Commitments and contingencies
                                                                   -----------------------   --------------------
Minority interest                                                                      14                     15
                                                                   -----------------------   --------------------
Common stock subject to put options                                                 1,136                  2,136
                                                                   -----------------------   --------------------
Stockholders' deficit:
    Common stock                                                                      499                    499
    Additional paid-in capital                                                    198,109                198,065
    Accumulated other comprehensive loss                                              860                  1,366
    Accumulated deficit                                                          (352,491)              (347,883)
                                                                   -----------------------   --------------------
Total stockholders' deficit                                                      (153,023)              (147,953)
                                                                   -----------------------   --------------------
Total liabilities and stockholders' deficit                        $              834,221                843,068
                                                                   =======================   ====================

                 FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)

                                                                                      Three months ended
                                                                                           March 31,
                                                                               ------------------------------
                                                                                    2004            2003
                                                                               ---------------   ------------
                                                                                  (Dollars in thousands)
Revenues                                                                        $      60,985         55,812
                                                                               ---------------   ------------
Operating expenses:
    Operating expenses, excluding depreciation and amortization
      and stock-based compensation                                                     30,079         25,597
    Depreciation and amortization                                                      12,401         12,087
    Stock-based compensation                                                               44             --
                                                                               ---------------   ------------
Total operating expenses                                                               42,524         37,684
                                                                               ---------------   ------------
Income from operations                                                                 18,461         18,128
                                                                               ---------------   ------------
Other income (expense):
    Net gain on sale of investments and other assets                                      184              5
    Interest and dividend income                                                          304            459
    Interest expense                                                                  (25,662)       (17,965)
    Equity in net earnings of investees                                                 2,415          2,328
    Realized and unrealized gains (losses) on interest rate swaps                         (86)          (646)
    Other nonoperating, net                                                                --         (1,503)
                                                                               ---------------   ------------
Total other expense                                                                   (22,845)       (17,322)
                                                                               ---------------   ------------
Income (loss) from continuing operations before income taxes                           (4,384)           806
Income tax expense                                                                       (223)          (137)
Minority interest in income of subsidiaries                                                (1)            (1)
                                                                               ---------------   ------------
Income (loss) from continuing operations                                               (4,608)           668
                                                                               ---------------   ------------
Discontinued operations:
Income from discontinued operations                                                        --            626
                                                                               ---------------   ------------
Net income (loss)                                                                      (4,608)         1,294
Redeemable preferred stock dividends and accretion                                         --         (4,690)
Gain on repurchase of redeemable preferred stock                                           --          2,905
                                                                               ---------------   ------------
Net loss attributed to common shareholders                                      $      (4,608)          (491)
                                                                               ===============   ============

                 FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES
                 Condensed Consolidated Statements of Cash Flows
                                   (Unaudited)


                                                                                        Three months ended
                                                                                             March 31,
                                                                               -----------------------------------
                                                                                     2004               2003
                                                                               ------------------  ---------------
                                                                                     (Dollars in thousands)

Cash flows from operating activities:
    Net income (loss)                                                           $         (4,608)           1,294
                                                                               ------------------  ---------------
Adjustments to reconcile net income (loss) to net cash provided by operating activities of continuing operations:
      Income from discontinued operations                                                     --             (626)
      Dividends and accretion on shares subject to mandatory redemption                    4,739               --
      Amortization of debt issue costs                                                     1,151              946
      Depreciation and amortization                                                       12,401           12,087
      Gain on early retirement of debt                                                        --           (3,466)
      Write-off of debt issue costs                                                           --            4,967
      Income from equity method investments                                               (2,415)          (2,328)
      Other non cash items                                                                  (686)          (2,161)
      Changes in assets and liabilities arising from operations:
        Accounts receivable and other current assets                                       1,266              198
        Accounts payable and accrued expenses                                              2,045            5,871
        Income taxes                                                                        (317)            (232)
        Other assets/liabilities                                                              54             (395)
                                                                               ------------------  ---------------
          Total adjustments                                                               18,238           14,861
                                                                               ------------------  ---------------
            Net cash provided by operating activities of continuing operations            13,630           16,155
                                                                               ------------------  ---------------
Cash flows from investing activities of continuing operations:
    Acquisitions of telephone properties                                                      45               --
    Net capital additions                                                                 (6,939)          (3,366)
    Distributions from investments                                                         4,241            2,436
    Net proceeds from sales of investments and other assets                                  230               --
    Other, net                                                                              (183)            (356)
                                                                               ------------------  ---------------
      Net cash used in investing activities of continuing operations                      (2,606)          (1,286)
                                                                               ------------------  ---------------
Cash flows from financing activities of continuing operations:
    Debt issue costs                                                                      (1,284)         (14,003)
    Proceeds from issuance of long-term debt                                              64,010          274,680
    Repayments of long-term debt                                                         (72,349)        (259,586)
    Repurchase of preferred and common stock                                              (1,001)          (9,645)
                                                                               ------------------  ---------------
      Net cash used in financing activities of continuing operations                     (10,624)          (8,554)
                                                                               ------------------  ---------------
      Net cash contributed from continuing operations to
        discontinued operations                                                             (415)            (191)
                                                                               ------------------  ---------------
      Net increase (decrease) in cash                                                        (15)           6,124
Cash, beginning of period                                                                  5,603            5,394
                                                                               ------------------  ---------------
Cash, end of period                                                             $          5,588           11,518
                                                                               ==================  ===============
Supplemental disclosures of noncash financing activities:
    Redeemable preferred stock dividends paid in kind                          $              --            4,309
                                                                               ==================  ===============
    Gain on repurchase of redeemable preferred stock                           $              --            2,905
                                                                               ==================  ===============
    Accretion of redeemable preferred stock                                    $              --              381
                                                                               ==================  ===============
    Long-term debt issued in connection with Carrier Services'
      Tranche B interest payment                                               $             115              431
                                                                               ==================  ===============

     See accompanying notes to condensed consolidated financial statements.